UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices)  (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (203) 299-3500

Date of fiscal year end:  MAY 31

Date of reporting period: JUNE 1, 2014 –	MAY 31, 2015
(Annual Shareholder Report)

Item 1.  Reports to Shareholders

ANNUAL REPORT

AMG Funds May 31, 2015 AMG Managers Essex Small/Micro Cap Growth Fund Investor Class: MBRSX

www.amgfunds.com	AR015-0515

AMG Managers Essex Small/Micro Cap Growth Fund
Annual Report—May 31, 2015

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	12
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	13
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	14
Detail of changes in assets for the past two fiscal years

Financial Highlights	15
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

TRUSTEES AND OFFICERS	22

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors were rewarded with another strong period of returns for the fiscal year ended May 31, 2015. Despite the collapse of oil prices and its negative effects on energy stocks, the S&P 500 Index, a widely followed barometer of the U.S. equity market, rose nearly 12% during the past twelve months. Nine out of ten sectors of the S&P 500 were positive over the prior twelve months, led by health care. International stocks, by comparison, fell 1%, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were impacted by the strengthening U.S. Dollar. The first quarter of 2015 also marked the six-year anniversary of the equity bull market. The first quarter of 2015 also marked 9 consecutive quarters of positive performance for the S&P 500. Continuing the trend from 2014, equity funds, particularly international funds, saw strong inflows in 2015.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 3.0% for the fiscal year ended May 31, 2015. Interest rates fell throughout much of 2014, lending positive support to bond prices. However, interest rates have increased more recently, putting pressure on bond prices, driven by a combination of the strengthening U.S. economy along with market expectation of an eventual end, in the coming months, to the Federal Reserve’s zero interest rate policy.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provide access to a distinctive array of actively managed, return oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	11.81%	19.67%	16.54%
Small Caps	(Russell 2000® Index)	11.32%	19.45%	15.04%
International	(MSCI All Country World Index ex USA Index)	(0.90)%	12.61%	8.09%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	3.03%	2.21%	3.90%
High Yield	(Barclays U.S. High Yield Bond Index)	1.95%	8.10%	9.21%
Tax-exempt	(Barclays Municipal Bond Index)	3.18%	3.09%	4.53%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.15%	0.17%	0.21%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2015	Expense Ratio for the Period	Beginning Account Value 12/01/14	Ending Account Value 05/31/15	Expenses Paid During the Period*
AMG Managers Essex Small/Micro Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.49%	$1,000	$1,071	$7.69
Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.49

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended May 31, 2015, the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”) returned 15.1%, underperforming its benchmark, the Russell 2000® Growth Index, which returned 17.7%.

Equity markets climbed a wall of worry over the past twelve months as investors came to grips with multiple concerns. Although potential risks, in the form of government deadlock, the continuing issues in Europe, sluggish increases in employment, slowing growth in developing countries, continued unrest in the Middle East and the crisis in Ukraine continue, the market responded favorably as none of the worst fears came to fruition. In fact, the mantle of growth may be transitioning from the developing countries to the developed world as the U.S. returns to slow, but sustainable, growth, the recessions in Europe moderate and Japan re-embarks on a period of growth. As investor attention shifted from the risks of the past few years to the opportunities presented by a world that was healing itself, the favorable valuations available in the equity markets stood out. Furthermore, as optimism about the future began to take hold, we saw equity correlations diminish significantly from the elevated rates of the past several years, and stock picking once more rose to the forefront. We have begun to see valuations expand in this new, improved environment for active management, which we believe may herald the beginnings of the shift of assets back into equities.

For the full-year period, the Fund returns were modestly behind the benchmark. Returns were led by health care (38%) and technology (21%). Although overall results for the benchmark were very strong, we saw a market of haves and have-nots, as health care accounted for half of the benchmark return over the period and technology added roughly another quarter of the overall contribution to return. The Fund’s underperformance was primarily driven by stock selection in the health care and consumer discretionary sectors. A slight overweight position in the energy sector also weighed on the Fund’s performance relative to the Index, as energy stocks were impacted by the dramatic decline in oil prices. We continue to refine our holdings in consumer discretionary to focus on subsectors, such as housing and e-commerce, that are gaining in strength. Health care is the one area of the market where we are concerned about excessive enthusiasm, particularly in the small development stage biotech area and, therefore, we are maintaining our relatively conservative posture to this sector despite the underperformance that we have recently experienced. We know from past periods of over-exuberance in sectors, such as technology in 1999 and energy in 2008, that chasing price performance when it divorces from fundamentals and valuations doesn’t pay in the long run.

PORTFOLIO/SECTOR COMMENTARY

Consumer Discretionary: Despite the continued improvement in employment data and the first signs of increasing wages, consumer spending remained lackluster during the twelve-month period and the consumer discretionary sector continued its multi-year pattern of underperformance. We maintained our significant underweight position versus the benchmark, which added value on allocation, but still underperformed overall due to our mixed performance on stock selection. We saw particular weakness in our for-profit education names, Devry Education Group, Inc., Career Education Corp. and Lincoln Educational Services. We sold all of the names except for Career Education, where the combination of significant corporate restructuring and a new CEO should lead to improved results going forward. We also saw underperformance from many of our retail names which was exacerbated by the fact that none of these names are in the Russell 2000 Growth benchmark. Specifically, we saw 20-25% declines in Stage Stores, Inc., EVINE Live, Inc. and bebe stores, Inc. as investors reacted to weak winter sales. While some of the weakness was related to the softness in the overall energy sector and the corresponding job losses, we believe that most of the weakness was related to weather and should reverse as the weather improves. Partially offsetting these weaker performers was strength in home goods retailer Kirkland’s, Inc., which is benefitting from increased housing activity, and strength in exercise equipment retailer Nautilus, Inc. Nautilus is in the early stages of a strong new product cycle which is driving 20% revenue growth. We took profits and sold long-term winner Live Nation Entertainment, Inc. during the period as the stock reached fair valuation in our view.

Materials: Materials underperformed for the twelve-month period as commodities came under pressure. We added significant value through our stock selection, with over a 23% return compared to the sector’s slightly negative return. Our focused positioning in the sector was a significant driver of returns during the period, with our exposure to building materials posting notable gains. For example, U.S. Concrete, Inc. was up more than 50% during the year as their construction related businesses showed improving fundamentals. We also saw good performance from Headwaters, Inc. and Boise Cascade Co., both suppliers to residential home building. Performance in Codexis, Inc., a micro-cap player in the environmental and pharmaceutical industries, turned around from last year’s disappointing showing with a return over 180% for the period. Despite showing improving sales and earnings growth for the past two quarters, Codexis had not yet attracted significant analyst coverage last year; this year, by contrast, the stock was rediscovered by other investors following positive announcements on collaborations with GlaxoSmithKline. Offsetting these gains was weakness in our steel holding, AK Steel Holding Corp. which sold off in line with the energy sector. We sold our position during the year, given the likelihood of a prolonged downturn.

Health Care: The health care sector led performance during the year with a return of over 38%. Although we had strong absolute returns of over 27% and an overweight position in the sector, we underperformed the benchmark. Benchmark returns were dominated by the biotech sector with

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

enthusiasm for this sector building over the year. We are concerned by the growing speculative fervor in the small cap biotech area, as investors have rewarded almost all biotech companies regardless of clinical trial results. We have exposure to the biotech area through individual names as well as through equipment suppliers into the industry; however, we do not own any development-stage companies. We have maintained our absolute sector weighting at approximately 25% of the portfolio in this strong secular growth area; however, we no longer have an overweight versus the benchmark due to the extraordinary performance of the small cap biotech stocks. We are comfortable with this position as we believe that investor enthusiasm has exceeded the growth prospects in this area with the most recent strength of the area. In particular, we are starting to see more clinical trial setbacks, particularly from newer companies that have come public since 2013, which has yet to be fully discounted in the marketplace. We plan to maintain a prudent weighting in the health care area with diversification between specialty pharmaceuticals/biotech, device companies, health care service providers and tools companies. On a stock-specific basis, we saw very strong performance from oncology play Dyax Corp., specialty pharmaceutical company Supernus Pharmaceuticals, Inc., diabetes monitoring equipment firm DexCom, Inc. and behavioral health player Acadia Healthcare Co., Inc. We saw positive, but lagging performance from a number of our medical device firms such as Cardiovascular Systems, Inc., IRIDEX Corp., Pacific Biosciences of California, Inc. and Alphatec Holdings, Inc. These firms have solid fundamentals but suffered from multiple contractions as their superior growth prospects were under-appreciated by investors during this period. We also had some individual names that underperformed due to business setbacks during the period. We sold our positions in Allscripts Healthcare Solutions, Orasure Technologies, Inc. and Rockwell Medical, Inc. due to these disappointments. We have maintained our position in Icad, Inc. despite the disappointing performance caused by general reimbursement uncertainties for their non-melanoma skin cancer treatments. We believe that the current price of the stock more than adequately discounts the uncertainties and gives them no credit for their strong prospects in cancer screenings.

Industrials: Performance for industrials was mixed as the bottoming of several leading economic indicators and increased confidence in the macro recovery was offset by concerns about the rising Dollar. We outperformed the benchmark for the full year, adding value with exposure to compelling secular growth trends. We benefitted from our strong position in logistics and transportation stocks with outstanding returns from logistics firms XPO Logistics, Inc. and Radiant Logistics, Inc. as well as truckload carrier Covenant Transport Group. We took our profits in Covenant Transport Group following our more than 140% return as we saw the early signs of pricing declines and capacity returning to the industry. PowerSecure International, Inc., one of our underperformers from the previous year, delivered on their promises of improved bookings and a renewed focus on profitable growth and we were amply rewarded for our patience in sticking with this stock. Offsetting these strong performers was weak performance across the board with our names related to alternative energy. The sector sold off sharply with the deterioration in the energy sector in the latter half of the period and our holdings were not spared. We sold our positions in Capstone Turbine Corp., Fuelcell Energy, Inc. and Chart Industries, Inc. but maintained our position in Orion Energy Systems, Inc. due to our continued optimism on the LED lighting market. Manitex International, Inc. was also caught in the energy-related weakness as many of their construction machines are sold to energy firms. We have confidence in the management team and their ability to weather the slowdown in this part of their business, particularly with the stock selling at less than 30% of revenues.

Energy: The energy sector was the worst performer for the period with sector returns of -31%. Although our performance was also weak in absolute terms, we added value through our stock selection. Oil prices declined in the face of rising

U.S. supply, moderating global demand, and the impact of the stronger Dollar. We are focused on domestic suppliers that can benefit from internal production growth even if oil prices remain in their current range. Our smaller-cap energy names, such as Penn Virginia Corp., Forbes Energy Services Ltd. and U.S. Energy Corp., had a particularly difficult period as low liquidity combined with poor sentiment exaggerated the downward pressure. We sold our position in energy services firm Forbes, as we believe that the service providers will see continued pricing and utilization pressures as the market adjusts to the new price range. Although Matador Resources Co. was also weak early in the period, this larger-cap name rebounded nicely as oil prices recovered somewhat in the second half of the period. We were able to offset some of the performance pressures from our traditional energy plays with strong performances from mid-continent refining company Alon USA Energy, Inc. and shipping plays Aegean Marine Petroleum Network, Inc. and Tsakos Energy Navigation Ltd.

Financials: Financials underperformed over the year, as investors worried about the strength of the housing recovery and its lingering effects on the banking sector. We underperformed modestly during the period with our small weighting in regional banks, although our overall underweighted position helped on sector allocation. We did see good results from our one regional bank, First Merchants Corp., as well as solid performance from title insurance company Stewart Information Services Corp. Our focus on insurance did not add to performance as the insurance area remained out of favor, with particular weakness from Meadowbrook Insurance Group. We sold Meadowbrook as well as long-term successful holding CNO Financial Group during the quarter.

Information Technology: Information Technology was the second best performer for the entire period and we outperformed meaningfully with over 30% returns. Software as a service names rebounded nicely from some weaker performance in the previous period with particular

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

strength in security names Proofpoint, Inc. and Barracuda Networks, Inc. We also saw very strong performance from re-emerging growth name PFSweb, Inc. which has changed dramatically over the past 18 months. This e-commerce business process outsourcer has seen strong new client wins as well as increased business from existing clients as they retooled their offerings. Our portfolio also benefitted from our move into semiconductor and storage-related areas, with strong performance from Pericom Semiconductor Corp., Tower Semiconductor Ltd., Sigma Designs, Inc. and Dot Hill Systems Corp. We did take profits in the semiconductor area with sales of Pericom and, tower and equipment provider Mattson Technology, Inc. as industry supply and demand came into better balance. On the weaker side, we sold our positions in stocks with exposure to telecom spending such as Calix, Inc., Ceragon Networks Ltd. and Kemet Corp., all of which had disappointing results and weak outlooks. In addition, we sold our position in Pixelworks after disappointing performance both on fundamentals and stock price, as we became concerned that they were losing market share to other players in the visual display chip area. We replaced underperformer Opower after they reported the loss of a major smart grid customer with outperformer Silver Spring Networks, Inc. on their first quarter of bookings and revenue acceleration. We have maintained our position in Interactive Intelligence Group despite the frustrating stock performance, as they continue to show strong growth in their CAAS (communications as a service) business. We think the stock will start to work again as they transition more fully from a license software to an on-demand software company. Bookings have been growing more than expected and revenue growth has accelerated back to a double-digit rate in recent quarters, which should allow this strong software play to regain investors’ attention.

OUTLOOK

Following six years of positive market returns since the market low in March 2009, there seems to be much angst in the market about the prospects for another up year. On an aggregate basis, the market appears neither cheap nor expensive (the S&P 500 Index is currently valued at about 18.3 times earnings). There appear to be plenty of things for investors to worry about from China to Greece, the potential for inflation or deflation, interest rates rising or falling and continued governmental missteps. However, as John Templeton once said, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.” It certainly doesn’t feel as though we are in the euphoria stage — at least not yet. With small- and mid-cap stocks outperforming, the case for active management is strong and we continue to find attractive holdings for the portfolio. We remain true to our quest to find growth wherever growth exists.

This commentary reflects the viewpoints of the Essex Investment Management Company Co., LLC as of May 31, 2015 and is not intended as a forecast or guarantee of future results.

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

[1]  Total return equals income yield plus

share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2015. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor

has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The performance information for the

Fund’s Investor Class shares for periods prior to December 1, 2012, does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Additionally, the Fund’s Class C shares converted to Investor Class shares.

[4]  The Fund is subject to risks associated

with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]  The Fund invests in growth stocks,

which may be more sensitive to market movements because their prices tend to reflect investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  The Fund is subject to the special risks

associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information and reliance on a limited number of products.

[7]  Investments in international securities

are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[8]  The Russell 2000® Growth Index

measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Investor Class on May 31, 2005, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.
The table below shows the average annual total returns for the AMG Managers Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended May 31, 2015.
Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Essex Small/Micro Cap Growth Fund [2,3,4,5,6,7]
Investor Class	15.11%	17.56%	9.40%
Russell 2000® Growth Index[8]	17.73%	17.37%	10.06%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

AMG Managers Essex Small/Micro Cap Growth Fund
Fund Snapshots (unaudited)
May 31, 2015

PORTFOLIO BREAKDOWN

	AMG Managers Essex Small/Micro	Russell 2000®
Sector	Cap Growth Fund**	Growth Index
Information Technology	32.2%	26.0%
Health Care	23.6%	25.7%
Industrials	14.1%	13.7%
Consumer Discretionary	9.6%	15.3%
Materials	6.3%	4.2%
Energy	6.1%	3.1%
Financials	3.7%	7.5%
Consumer Staples	3.1%	3.5%
Telecommunication Services	0.0%	0.7%
Utilities	0.0%	0.3%
Other Assets and Liabilities	1.3%	0.0%
** As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

AtriCure, Inc.*	2.2%
Affymetrix, Inc.*	1.9%
Dyax Corp.*	1.8%
Sigma Designs, Inc.	1.7%
Callidus Software, Inc.*	1.7%
Infoblox, Inc.	1.6%
PFSweb, Inc.	1.6%
U.S. Concrete, Inc.	1.6%
Autobytel, Inc.	1.6%
Supernus Pharmaceuticals, Inc.	1.5%

Top Ten as a Group	17.2%

 * Top Ten Holding as of November 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments
May 31, 2015

	Shares	Value		Shares	Value
Common Stocks - 98.7%			BioTelemetry, Inc.*	22,037	$212,657

Consumer Discretionary - 9.6%			Cardiovascular Systems, Inc.*	13,302	372,190

bebe stores, Inc.	100,489	$261,271	Cutera, Inc.*	33,848	501,966

Big Lots, Inc.	7,430	326,177	DexCom, Inc.*	6,190	443,947

Career Education Corp.*	64,285	242,354	Dyax Corp.*	24,905	655,998

Cavco Industries, Inc.*	5,655	410,157	Fluidigm Corp.*	5,850	138,294

Cherokee, Inc.	22,826	545,541	Icad, Inc.*	30,939	136,441

EVINE Live, Inc.*	64,159	212,366	ICON PLC*	6,761	438,586

Kirkland’s, Inc.	14,382	377,815	IGI Laboratories, Inc.*	30,997	201,481

Nautilus, Inc.*	24,463	516,659	IRIDEX Corp.*	39,661	332,359

Shoe Carnival, Inc.	13,734	379,608	Pacific Biosciences of California, Inc.*,[1]	62,776	354,057

Stage Stores, Inc.	16,135	261,226	Pernix Therapeutics Holdings, Inc.*	34,320	218,618

Total Consumer Discretionary		3,533,174	Sucampo Pharmaceuticals, Inc., Class A*	26,435	429,040

Consumer Staples - 3.1%			Supernus Pharmaceuticals, Inc.*	39,308	558,960

The Fresh Market, Inc.*,[1]	9,585	304,324	Synergetics USA, Inc.*	84,369	372,911

The Hain Celestial Group, Inc.*	6,784	429,224	Trinity Biotech PLC, Sponsored ADR	9,912	171,478

Roundy’s, Inc.*	81,471	284,334	Total Health Care		8,657,192

SunOpta, Inc.*	12,385	125,584	Industrials - 14.1%

Total Consumer Staples		1,143,466	CRA International, Inc.*	15,225	420,667

Energy - 6.1%			Hudson Technologies, Inc.*,[1]	90,567	361,362

Aegean Marine Petroleum Network, Inc.	30,868	438,943	Knoll, Inc.	17,804	405,219

Alon USA Energy, Inc.	23,320	411,132	Korn/Ferry International	13,655	438,189

Ardmore Shipping Corp.	34,423	399,995	LSI Industries, Inc.	47,423	449,096

Matador Resources Co.*	15,897	437,803	Manitex International, Inc.*,[1]	31,535	244,396

Penn Virginia Corp.*	23,381	108,722	Matson, Inc.	10,270	413,676

Tsakos Energy Navigation, Ltd.	35,019	334,782	NCI Building Systems, Inc.*	21,441	321,186

U.S. Energy Corp.*	111,264	107,370	Orion Energy Systems, Inc.*	62,145	166,549

Total Energy		2,238,747	PGT, Inc.*	30,766	367,961

Financials - 3.7%			PowerSecure International, Inc.*	19,534	290,861

Banc of California, Inc.	28,597	370,903	Radiant Logistics, Inc.*	58,215	334,736

Cohen & Steers, Inc.	8,234	308,775	WageWorks, Inc.*	6,364	272,888

Evercore Partners, Inc., Class A	6,370	324,679	Willdan Group, Inc.*	16,003	229,803

Stewart Information Services Corp.	9,938	373,371	XPO Logistics, Inc.*,[1]	9,646	474,197

Total Financials		1,377,728	Total Industrials		5,190,786

Health Care - 23.6%			Information Technology - 32.2%

Acadia Healthcare Co., Inc.*	7,370	546,412	Alliance Fiber Optic Products, Inc.	19,180	371,325

Addus HomeCare Corp.*	15,728	440,541	Autobytel, Inc.*	34,323	575,253

Affymetrix, Inc.*,[1]	60,225	706,439	AXT, Inc.*	65,752	166,353

Albany Molecular Research, Inc.*,[1]	21,753	438,323	Barracuda Networks, Inc.*	11,362	446,981

Alphatec Holdings, Inc.*	138,442	186,897	Callidus Software, Inc.*	43,641	624,939

AtriCure, Inc.*	34,856	799,597	Cardtronics, Inc.*	11,666	425,809

The accompanying notes are an integral part of these financial statements.

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

	Shares	Value		Shares	Value
Information Technology - 32.2% (continued)			Wausau Paper Corp.	34,622	$338,603

Constant Contact, Inc.*	9,286	$253,136	Total Materials		2,313,410
Dot Hill Systems Corp.*	71,645	504,381	Total Common Stocks (cost $26,132,431)
DSP Group, Inc.*	35,938	401,787			36,287,300

Gigamon, Inc.*	17,622	542,053		Principal Amount
GrubHub, Inc.*	11,559	466,059

The Hackett Group, Inc.	42,061	497,582	Short-Term Investments - 6.8%

Infoblox, Inc.*	23,208	603,176	Repurchase Agreements - 5.3%[2]

Interactive Intelligence Group, Inc.*	8,341	360,581

Cantor Fitzgerald Securities, Inc., dated 05/29/15, due 06/01/15, 0.110%, total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 07/15/15 - 04/20/65, totaling $1,020,000)

LogMeln, Inc.*	8,189	519,756
Mellanox Technologies, Ltd.*	7,708	387,866
Mitek Systems, Inc.*	105,845	349,288
Model N, Inc.*	30,235	349,517		$1,000,000	1,000,000

Perceptron, Inc.	16,775	189,054

Nomura Securities International, Inc., dated 05/29/15, due 06/01/15, 0.110%, total to be received $935,479 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 06/15/15 - 04/20/65 totaling $954,180)

Pericom Semiconductor Corp.	24,309	318,205
PFSweb, Inc.*	40,229	594,987
Proofpoint, Inc.*	7,797	461,037
Sigma Designs, Inc.*	73,592	630,683		935,470	935,470

Silicom, Ltd.	10,209	366,299	Total Repurchase Agreements		1,935,470

Silver Spring Networks, Inc.*,[1]	39,332	537,668

Telenav, Inc.*	53,497	483,078		Shares

Zix Corp.*	88,441	405,944	Other Investment Companies - 1.5%[3]

Total Information Technology		11,832,797	Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.08%
Materials - 6.3%				562,194	562,194

Boise Cascade Co.*	10,627	376,621	Total Short-Term Investments (cost $2,497,664)
Codexis, Inc.* Globe Specialty Metals, Inc. Headwaters, Inc.* U.S. Concrete, Inc.*	73,839 12,856 24,458 15,342	305,693 248,506 464,213 579,774			2,497,664
			Total Investments - 105.5% (cost $28,630,095)		38,784,964
			Other Assets, less Liabilities - (5.5)%		(2,020,480)
			Net Assets - 100.0%		$36,764,484

The accompanying notes are an integral part of these financial statements.

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $28,968,278 for federal income tax purposes at May 31, 2015, the aggregate gross unrealized appreciation and depreciation were $11,444,460 and $1,627,774, respectively, resulting in net unrealized appreciation of investments of $9,816,686.

*	Non-income producing security.

[1]	Some or all of these securities, amounting to a market value of $1,824,888, or 5.0% of net assets, were out on loan to various brokers.

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.

[3]	Yield shown represents the May 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of May 31, 2015: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

Investments in Securities
Common Stocks†	$36,287,300	—	—	$36,287,300
Short-Term Investments
Repurchase Agreements	—	$1,935,470	—	1,935,470
Other Investment Companies	562,194	—	—	562,194

Total Investments in Securities	$36,849,494	$1,935,470	—	$38,784,964

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of May 31, 2015, the Fund had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
May 31, 2015

Assets:
Investments at value* (including securities on loan valued at $1,824,888)	$38,784,964
Receivable for Fund shares sold	14,256
Dividends, interest and other receivables	13,061
Prepaid expenses	2,069
Total assets	38,814,350
Liabilities:
Payable upon return of securities loaned	1,935,470
Payable for Fund shares repurchased	44,326
Payable to affiliate	542
Accrued expenses:
Investment advisory and management fees	31,425
Distribution fees	7,856
Trustees fees and expenses	491
Other	29,756
Total liabilities	2,049,866

Net Assets	$36,764,484
Net Assets Represent:
Paid-in capital	$24,828,697
Accumulated net investment loss	(171,605)
Accumulated net realized gain from investments	1,952,523
Net unrealized appreciation of investments	10,154,869
Net Assets	$36,764,484
Shares outstanding	1,297,622
Net asset value, offering and redemption price per share	$28.33
* Investments at cost	$28,630,095

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the fiscal year ended May 31, 2015

Investment Income:

Dividend income	$150,119[1]

Securities lending income	48,369
Total investment income	198,488

Expenses:

Investment advisory and management fees	377,570

Distribution fees	94,393

Report to shareholders	30,613

Registration fees	29,677

Professional fees	25,137

Transfer agent fees	10,776

Custodian fees	9,908

Trustees fees and expenses	1,666

Miscellaneous	1,175

Expense repayment	12
Total expenses before offsets	580,927

Expense reimbursements	(18,276)
Net expenses	562,651

Net investment loss	(364,163)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	3,137,528

Net change in unrealized appreciation (depreciation) of investments	2,610,197
Net realized and unrealized gain	5,747,725

Net increase in net assets resulting from operations	$5,383,562

1 Includes non-recurring dividends of $25,572.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the fiscal years ended May 31,

	2015	2014

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$(364,163)	$(405,075)

Net realized gain on investments	3,137,528	5,397,000

Net change in unrealized appreciation (depreciation) of investments	2,610,197	690,577
Net increase in net assets resulting from operations	5,383,562	5,682,502

Distributions to Shareholders:
From net realized gain on investments	(3,029,346)	(4,556,653)

Capital Share Transactions:

Proceeds from sale of shares	7,173,147	40,723,676

Reinvestment of distributions	2,714,406	3,887,316

Cost of shares repurchased	(17,286,301)	(29,772,518)
Net increase (decrease) from capital share transactions	(7,398,748)	14,838,474

Total increase (decrease) in net assets	(5,044,532)	15,964,323

Net Assets:

Beginning of year	41,809,016	25,844,693
End of year	$36,764,484	$41,809,016

End of year accumulated net investment loss	$(171,605)	$(148,182)

Capital Share Transactions:

Sale of shares	261,327	1,400,442

Reinvested shares from distributions	100,163	137,995

Shares repurchased	(627,907)	(1,077,986)
Net increase (decrease) in shares	(266,417)	460,451

The accompanying notes are an integral part of these financial statements.

AMG Managers Essex Small/Micro Cap Growth Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,
Investor Class	2015	2014		2013*		2012	2011

Net Asset Value, Beginning of Year	$26.73	$23.42		$17.72		$20.97	$15.28
Income from Investment Operations:
Net investment loss[1,2]	(0.27)[9]	(0.28)[8]		(0.15)[4]		(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	4.20	6.85		5.85		(3.06)	5.86
Total from investment operations	3.93	6.57		5.70		(3.25)	5.69
Distributions to Shareholders from:
Net realized gain on investments	(2.33)	(3.26)		—		—	—
Net Asset Value, End of Year	$28.33	$26.73		$23.42		$17.72	$20.97
Total Return[2]	15.11%	27.35%		32.17%		(15.50)%	37.24%	[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.49%	1.50%[6]		1.50%[7]		1.45%	1.40%
Ratio of expenses to average net assets (with offsets)	1.49%	1.50%[6]		1.50%[7]		1.45%	1.40%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.54%	1.50%[6]		1.51%[7]		1.45%	1.40%
Ratio of net investment loss to average net assets[2]	(0.96)%	(1.00)%	[6]	(0.76)%	[7]	(1.05)%	(0.99)%
Portfolio turnover	67%	130%		77%		74%	88%
Net assets at end of year (000’s omitted)	$36,764	$41,809		$25,845		$77,030	$169,885

Notes to Financial Highlights

*	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) in the Notes to Financial Statements.)

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17).

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[6]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

[7]	Includes non-routine extraordinary expenses amounting to 0.009% of average net assets.

[8]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30).

[9]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.29).

Notes to Financial Statements
May 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

16

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases and other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to the Fund. For the fiscal year ended May 31, 2015, the Fund’s custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended May 31, 2015, overdraft fees for the Fund equaled $67.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in

December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent differences are primarily due to a net operating loss and a reclassification of short-term gains. The temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

The tax character of distributions paid during the fiscal years ended May 31, 2015 and May 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	—	—
Short-term capital gains	—	$1,344,620
Long-term capital gains	$3,029,346	3,212,033

	$3,029,346	$4,556,653

As of May 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$2,290,706
Late year loss deferral	(171,605)

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of May 31, 2015, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

17

Notes to Financial Statements (continued)

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2015, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At May 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 32%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At May 31, 2015, the market value of repurchase agreements outstanding was $1,935,470.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2015, the Fund paid an investment management fee at the annual rate of 1.00% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least October 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.49% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s contractual expense limitation amount. For the fiscal year ended May 31, 2015, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 05/31/14	$4,490
Additional Reimbursements	18,276
Repayments	(12)
Expired Reimbursements	—

Reimbursement Available - 05/31/15	$22,754

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the trust receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year.

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent

18

Notes to Financial Statements (continued)

Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares.

The Securities and Exchange Commission has granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2015, the Fund neither borrowed from nor lent to other Funds in the AMG Funds family.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended May 31, 2015, were $24,505,636 and $34,505,713, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At May 31, 2015, the value of the securities loaned and cash collateral received was $1,824,888 and $1,935,470, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

19

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open repurchase agreements that are subject to a master netting agreement as of May 31, 2015:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset In the
		Statement of Assets and Liabilities

		Financial Instruments	Cash Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Nomura Securities International, Inc.	935,470	935,470	—	—

Total	$1,935,470	$1,935,470	—	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

The AMG Managers Essex Small/Micro Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014/2015 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Essex Small/Micro Cap Growth Fund hereby designates $3,029,346 as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2015, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG MANAGERS ESSEX SMALL/MICRO CAP GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Essex Small/ Micro Cap Growth Fund (the “Fund”) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2015

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
●	Trustee since 2012	Bruce B. Bingham, 12/1/48
●	Oversees 46 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).
●	Independent Chairman	William E. Chapman, II, 9/23/41
● ●	Trustee since 1999 Oversees 46 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).
●	Trustee since 1999	Edward J. Kaier, 9/23/45
●	Oversees 46 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).
●	Trustee since 2013	Kurt A. Keilhacker, 10/5/63
●	Oversees 48 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).
●	Trustee since 2004	Steven J. Paggioli, 4/3/50
●	Oversees 46 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).
●	Trustee since 2013	Richard F. Powers III, 2/2/46
●	Oversees 46 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).
●	Trustee since 1999	Eric Rakowski, 6/5/58
●	Oversees 48 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).
●	Trustee since 2013	Victoria L. Sassine, 8/11/65
●	Oversees 48 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).
●	Trustee since 2004	Thomas R. Schneeweis, 5/10/47
●	Oversees 46 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds
Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
●	Trustee since 2011	Christine C. Carsman, 4/2/52
●	Oversees 48 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund
and Length of Time Served		Name, Date of Birth, Principal Occupation(s) During Past 5 Years
●	President since 2014	Jeffrey T. Cerutti, 2/7/68
●	Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).
●	Chief Operating Officer	Keitha L. Kinne, 5/16/58
	since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
●	Secretary since 2015	Mark J. Duggan, 2/20/65
●	Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).
●	Chief Financial	Donald S. Rumery, 5/29/58
● ●	Officer since 2007 Treasurer since 1999 Principal Financial Officer since 2008	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).
●	Assistant Treasurer	John C. Ball, 1/9/76
	since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).
●	Chief Compliance Officer	John J. Ferencz, 3/9/62
	since 2010	Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
●	Anti-Money Laundering	Patrick J. Spellman, 3/15/74
	Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR	TRANSFER AGENT

This report is prepared for the Fund’s

shareholders. It is authorized for

distribution to prospective investors only

when preceded or accompanied by an

effective prospectus. To receive a free

copy of the prospectus or Statement of

Additional Information, which includes

additional information about Fund

Trustees, please contact us by calling

800.835.3879. Distributed by AMG

Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the

Fund are available on the Fund’s website

at www.amgfunds.com.

A description of the policies and

procedures the Fund uses to vote its

proxies is available: (i) without charge,

upon request, by calling 800.835.3879, or

(ii) on the Securities and Exchange

Commission’s (SEC) website at

www.sec.gov. For information regarding

the Fund’s proxy voting record for the

12-month period ended June 30, call

800.835.3879 or visit the SEC website at

www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The

Fund’s Forms N-Q are available on the SEC’s

website at www.sec.gov. A Fund’s Forms N-Q

may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

BNY Mellon Investment Servicing (US) Inc.
AMG Funds LLC	Attn: AMG Funds
800 Connecticut Avenue	P.O. Box 9769
Norwalk, CT 06854	Providence, RI 02940
(800) 835-3879	(800) 548-4539

DISTRIBUTOR
AMG Distributors, Inc.
800 Connecticut Avenue
Norwalk, CT 06854
(800) 835-3879

SUBADVISOR
Essex Investment Management Co., LLC
125 High Street, 29th Floor
Boston, MA 02110

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217

LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners
Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small
Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,

LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International
Equity

AMG Renaissance Large Cap
Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International
Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

AMG GW&K Core Bond

(formerly AMG Managers Total Return Bond)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors
Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging
Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro
Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management,

Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2015	Fiscal 2014
AMG Managers Essex Small/Micro Cap Growth Fund	$16,917	$16,915

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2015	Fiscal 2014
AMG Managers Essex Small/Micro Cap Growth Fund	$6,985	$6,885

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2015 and 2014 for non-audit services rendered to the Funds and Fund Service Providers were $102,553 and $76,185, respectively. For the fiscal year ended May 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $69,300 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)                  The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS
(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS
By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	July 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	July 31, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	July 31, 2015